                                 SCHEDULE 14A

               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:


[_]  Preliminary Proxy Statement             [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         SUMMIT FINANCIAL GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, for the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

                          SUMMIT FINANCIAL GROUP, INC.
                             310 North Main Street
                        Moorefield, West Virginia 26836

                   -----------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   -----------------------------------------

TIME...............................     3:00 p.m., EDT, on Tuesday, May 2, 2000

PLACE..............................     Moorefield Middle School
                                        Route 55/259, East
                                        Moorefield, West Virginia 26836

ITEMS OF BUSINESS..................     (1)  To elect six (6) directors to
                                             serve until 2003;
                                        (2)  To approve an Amendment to the
                                             Articles of Incorporation
                                             increasing the Company's authorized
                                             shares;
                                        (3)  To ratify the selection of Arnett &
                                             Foster, PLLC as the Company's
                                             independent auditors for the fiscal
                                             year ending December 31, 2000; and
                                        (4)  To transact such other business as
                                             may properly come before the
                                             meeting. The Board of Directors at
                                             present knows of no other business
                                             to come before the annual meeting.

RECORD DATE........................     Only those shareholders of record at
                                        the close of business on March 29,
                                        2000 shall be entitled to notice  and
                                        to vote at the meeting.

ANNUAL REPORT......................     Our 1999 Annual Report, which is not
                                        a part of the proxy materials, is
                                        enclosed.

PROXY VOTING.......................     It is important that your shares be
                                        represented and voted at the Meeting.
                                        Please MARK, SIGN, DATE and PROMPTLY
                                        RETURN the enclosed proxy card in the
                                        postage-paid envelope.  Any proxy may
                                        be revoked prior to its exercise at
                                        the Meeting.

April 5, 2000......................                              Oscar M. Bean
                                                         Chairman of the Board

                               TABLE OF CONTENTS

PROXY STATEMENT......................................................................................                  1
     Shareholders Entitled to Vote...................................................................                  1
     Proxies.........................................................................................                  1
     Vote By Mail....................................................................................                  1
     Voting at the Annual Meeting....................................................................                  1
     Voting of Other Matters.........................................................................                  1
     Required Vote...................................................................................                  1
     Cost of Proxy Solicitation......................................................................                  2
     Shareholder Account Maintenance.................................................................                  2
     Section 16(a) Beneficial Ownership Reporting Compliance.........................................                  2

RECENT DEVELOPMENTS..................................................................................                  3

GOVERNANCE OF THE COMPANY............................................................................                  3
     Board and Committee Membership..................................................................                  3
     The Executive Committee.........................................................................                  4
     The Compliance and Audit Committee..............................................................                  4
     Related Transactions............................................................................                  4
     Indemnification.................................................................................                  4
     Fees and Benefit Plans for Directors............................................................                  4
          Monthly Cash Retainer Fees.................................................................                  4
          Meeting Fees...............................................................................                  4
          Directors Deferral Plan....................................................................                  5

ITEM 1- ELECTION OF DIRECTORS........................................................................                  5
     Security Ownership of Directors and Officers....................................................                  6

NOMINEES FOR DIRECTORS WHOSE TERMS WILL EXPIRE IN 2003...............................................                  7

DIRECTORS WHOSE TERMS EXPIRE IN 2002.................................................................                  9

DIRECTORS WHOSE TERMS EXPIRE IN 2001.................................................................                 11

ITEM 2 -- AMENDMENT TO ARTICLES OF INCORPORATION.....................................................                 13

ITEM 3 -- APPROVAL OF AUDITORS.......................................................................                 14

EXECUTIVE OFFICERS...................................................................................                 15

EXECUTIVE COMPENSATION...............................................................................                 16
     Cash Compensation...............................................................................                 16
     Summary Compensation Table......................................................................                 16
     Change of Control Agreements....................................................................                 16
     Summit Financial Group, Inc. Plans..............................................................                 18
          401(k) Profit Sharing Plan.................................................................                 18
          ESOP.......................................................................................                 18

           Executive Supplemental Retirement Plan...................................................                  18
           Incentive Compensation Program...........................................................                  19
           Officer Stock Option Plan................................................................                  19

OPTION GRANTS IN 1999...............................................................................                  20

STOCK OPTION EXERCISES AND YEAR-END VALUE TABLE.....................................................                  20

REQUIREMENTS, INCLUDING DEADLINE, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS
     AND OTHER BUSINESS OF SHAREHOLDERS.............................................................                  21
     Stock Transfers................................................................................                  21

ANNUAL REPORT.......................................................................................                  22

FORM 10-KSB.........................................................................................                  22

                                                 Summit Financial Group, Inc.
                                                 310 North Main Street
                                                 Moorefield, West Virginia 26836

--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------

     These proxy materials are delivered in connection with the solicitation by the Board of Directors of Summit Financial Group, Inc. ("Summit," the "Company," "we," or "us"), a West Virginia corporation, of proxies to be voted at our 2000 Annual Meeting of Shareholders and at any adjournment or postponement.

     You are invited to attend our Annual Meeting of Shareholders on May 2, 2000, beginning at 3:00 p.m. The Meeting will be held at the Moorefield Middle School, Route 55/259, East, Moorefield, West Virginia 26836.

     This Proxy Statement, form of proxy and voting instructions are being mailed starting April 5, 2000.

Shareholders Entitled to Vote

     Holders of record of Summit common shares at the close of business on March 29, 2000 are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 881,276 common shares outstanding. Each common share is entitled to one vote on each matter properly brought before the Meeting.

Proxies

     Your vote is important. Shareholders of record may vote their proxies by mail. If you choose to vote by mail, a postage-paid envelope is provided.

     Proxies may be revoked at any time before they are exercised by (1) written notice to the Secretary of the Company, (2) timely delivery of a valid, later-dated proxy or (3) voting by ballot at the Annual Meeting.

     You may save us the expense of a second mailing by voting promptly. Choose one of the following voting methods to cast your vote.

Vote By Mail

     If you choose to vote by mail, simply mark your proxy, date and sign it, and return it to us in the postage-paid envelope provided.

Voting at the Annual Meeting

     The method by which you vote now will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

     All shares that have been properly voted and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

Voting on Other Matters

     If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed form of proxy will have the discretion to vote on those matters for you. At the date this proxy statement went to press, we do not know of any other matter to be raised at the Annual Meeting.

Required Vote

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

     A plurality of the votes cast is required for the election of Directors. Abstentions and broker "non-votes" are not counted for purposes of the election of Directors.

     In the election of directors, shareholders cast one (1) vote for each nominee for each share held. However, every shareholder has the right of cumulative voting, in person or by proxy, in the election of directors. Cumulative voting gives each shareholder the right to aggregate all votes which he or she is entitled to cast in the election of directors and to cast all such votes for one candidate or distribute them among as many candidates and in such a manner as the shareholder desires.

     At our 2000 Annual Meeting, the total number of directors to be elected is six (6) in the class expiring in 2003. Each shareholder has the right to cast six (6) votes for each share of stock held on the record date.

     If you wish to exercise, by proxy, your right to cumulative voting in the election of directors, you must provide a proxy showing how your votes are to be distributed among one or more candidates. Unless contrary instructions are given by a shareholder who signs and returns a proxy, all votes for the election of directors represented by such proxy will be divided equally among the nominees for each class. If cumulative voting is invoked by any shareholder, the vote represented by the proxies delivered pursuant to this solicitation, which do not contain contrary instructions, may be cumulated at the discretion of the Board of Directors of Summit Financial Group, Inc. in order to elect to the Board of Directors the maximum nominees named in this proxy statement.

     On the record date, there were 881,276 shares of common stock outstanding which are held by approximately 1,320 shareholders. A majority of the outstanding shares of Summit Financial Group, Inc. will constitute a quorum at the meeting.

     The affirmative vote of a majority of the votes cast is required to approve the appointment of Arnett & Foster, PLLC. Abstentions and broker "non-votes" are not counted for purposes of approving this matter.

Cost of Proxy Solicitation

     We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, electronic transmission, facsimile transmission or by telegram. Brokers, fiduciaries, custodians and other nominees have been requested to forward solicitation materials to the beneficial owners of the Company's common stock. Upon request we will reimburse these entities for their reasonable expenses.

Shareholder Account Maintenance

     We act as our own Transfer Agent. All communications concerning accounts of shareholders of record, including address changes, name changes, inquiries as to requirements to transfer common shares and similar issues can be handled by contacting Carol Riggleman by telephone at (304) 538-1000, extension 126, or by e-mail at sbvnb@hardynet.com.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers to file reports of holdings and transactions in Summit shares with the SEC. Messrs. Maddy, Miller, Tissue and Jennings inadvertently failed to file a Form 5 relating to one transaction each in connection with the granting of options under the Company's Officer Stock Option Plan. Based on our records and other information, we believe that in 1999 all other Directors and executive officers met all applicable SEC filing requirements.

--------------------------------------------------------------------------------
                              RECENT DEVELOPMENTS
--------------------------------------------------------------------------------

     On February 25, 2000, as approved by the shareholders in connection with the merger with Potomac Valley Bank, Summit's Board of Directors made several organizational changes.

     First, the Company's bylaws were amended to require an affirmative vote of at least three quarters of the board for: (i) mergers and closures of banks and branches; (ii) any amendment to Summit's Articles of Incorporation or Bylaws;
(iii) the adoption of any agreement or plan to merge, consolidate, liquidate, dissolve, or sell shares of stock or the sale, lease or exchange of all the assets of Summit; and (iv) any change in Potomac Valley Bank's name.

     Second, the Board of Directors increased the size of the Board from sixteen
(16) to a total of eighteen (18) individuals, divided into three (3) classes of six (6) directors each. The Company filled several Board vacancies created by an increase in the size of the Board by the retirements and the resignations of certain board members.

     In addition, the Company formed an Executive Committee and an Audit & Compliance Committee effective February, 2000. Members of the Executive Committee include Oscar M. Bean, Chairman, H. Charles Maddy, III, John W. Crites, Charles S. Piccirillo, Ronald F. Miller, Duke A. McDaniel, Patrick N. Frye, James P. Geary, George R. Ours and C. David Robertson. Members of the Audit & Compliance Committee include Mr. George Ours, Chairman, Messrs. Crites, Hawse, Huffman and Piccirillo and Mr. Larry T. Omps, a member of the board of Directors of Shenandoah Valley National Bank. During 1999, the functions of these committees were performed for each subsidiary bank by bank-level board committees. The responsibility of these committees is set forth below.

--------------------------------------------------------------------------------
                           GOVERNANCE OF THE COMPANY
--------------------------------------------------------------------------------

Board and Committee Membership

     During 1999, the Board of Directors met five (5) times. All of our directors attended 75% or more of the meetings of the Board in 1999.

     During 1999, the Company had no standing committees. Effective February, 2000, the Company now has a standing Audit & Compliance Committee and an Executive Committee.

     Historically, each bank subsidiary has had various committees appointed by its Board of Directors. Set forth below is a discussion of the duties of bank-level board committees which oversaw two significant areas of our subsidiary banks' business, the Executive

Committee and the Compliance and Audit Committee.

The Executive Committee

     The Executive Committee of each Bank performed such duties and exercised the powers delegated to it by the Bank's Board of Directors. Each bank's Executive Committee, on an as needed basis, monitored the Bank's problem loans, and approved all loans above the limits set for the Officer Loan Committee. The committee had the authority to establish officers' salaries and reviewed management's recommendations as to employee pay grade scales and other matters relating to compensation and personnel.

The Compliance and Audit Committee

     South Branch Valley National Bank had a Compliance and Audit Committee that had the primary responsibility of administering the Bank's compliance monitoring system and of reviewing all audit issues relating to the Bank. The committee examined each employee's area of responsibility to ascertain that there are no conflicts of interest.

     In 1999, the Boards of Directors of Capital State Bank, Inc., Potomac Valley Bank and Shenandoah Valley National Bank performed the Compliance and Audit Committee functions for each of those subsidiaries.

Related Transactions

     Directors and executive officers of the Company and its subsidiaries, members of their immediate families, and business organizations and individuals associated with them have been customers of, and have had normal banking transactions with, South Branch Valley National Bank, Capital State Bank, Inc., Potomac Valley Bank and Shenandoah Valley National Bank. All such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

Indemnification

     We indemnify our Directors and officers to the fullest extent permitted by law so that they will serve free from undue concern that they will not be indemnified. This is required under our By-laws.

Fees and Benefit Plans for Directors

     Directors of the Company did not receive a fee for their services except Messrs. Baer and Piccirillo and Ms. George received $200 per meeting attended to cover travel costs and expenses. Board fees were paid by our subsidiary banks. Directors of South Branch Valley National Bank, Capital State Bank, Inc., Shenandoah Valley National Bank and Potomac Valley Bank received the following compensation.

     Monthly Cash Retainer Fees. Directors of South Branch Valley National Bank and Potomac Valley Bank received a cash retainer fee of $400 per month. In addition, the Chair of the Board of South Branch Valley National Bank received an additional $600 per month.

     Directors of Capital State Bank, Inc. and Shenandoah Valley National Bank received a fee of $100 per meeting.

     Meeting Fees. Non-employee Directors of South Branch Valley National Bank also received a fee of $100 for attending each Board meeting, committee meeting, the Annual Meeting of Shareholders, and for attending any other business meeting to which the Director is invited by the Board or the Executive Committee.

     Prior to 1994, South Branch Valley National Bank paid major medical health insurance premiums for all members of its Board of Directors. In 1994, the Board elected to discontinue these payments on a forward going basis and individuals elected to the Board after that date will not receive these payments. For those still receiving payments, such payments will be eliminated upon retirement. The following members of the board continue to receive these payments in the amounts indicated. Oscar M. Bean - $6,136, Donald
W. Biller -$2,129, John W. Crites - $5,335, Phoebe F. Heishman - $6,189, Gary L. Hinkle -$2,072, Jeffrey E. Hott - $6,083, and Harry C. Welton, Jr. - $2,216 for a total payment of $30,160.

     Directors Deferral Plan. Pursuant to the Restated Directors Deferral Plan, the Directors of South Branch Valley National Bank may elect to defer their retainer, meeting and committee fees earned. The deferrals of each participating director are invested in separate variable life insurance contracts. Benefits payable to participant directors at retirement under the Plan will equate to the then current value of the individual variable life insurance contracts.

--------------------------------------------------------------------------------
                        ITEM 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Board of Directors is divided into three classes, consisting of six (6) Directors each. The terms of the Directors in each class expire at successive annual meetings. Six (6) Directors will be elected at our 2000 Annual Meeting to serve for a three-year term expiring at our Annual Meeting in the year 2003. If the proposed nominees are elected, the Company will have a Board of Directors consisting of three classes of six (6) directors each.

     The persons named in the enclosed proxy intend to vote the proxy for the election of each of the six nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of such nominees. Each nominee elected as a Director will continue in office until his or her successor has been elected, or until his or her death, resignation or retirement.

     The Board of Directors has proposed the following nominees for election as Directors, with terms expiring in 2003, at the Annual Meeting: James M. Cookman, Thomas J. Hawse, III, Gary L. Hinkle, Gerald W. Huffman, H. Charles Maddy, III and Harold K. Michael.

     The Board of Directors recommends a vote FOR the election of these nominees for election as Directors.

     We expect each nominee for election as a Director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of Directors serving on the Board. The principal occupation and certain other information about the nominees and other Directors whose terms of office continue after the Annual Meeting are set forth on the following pages.

Security Ownership of Directors and Officers

     As of March 8, 2000, the nominees, other Directors, and the Named Executive Officers of the Company owned beneficially, directly or indirectly, the number of shares of common stock indicated on the following pages. The number of shares shown as beneficially owned by each director and executive officer is determined under the rules of the Securities and Exchange Commission and the information is not necessarily indicative of beneficial ownership for any other purposes.

     All Directors and executive officers as a group owned 196,759 shares or 22.29% of the Company's common stock. Each director of the Company is required to own a minimum of 1,000 shares of the Company's common stock. Ownership is defined as shares held in the individual's own name, jointly with spouse, or by a company where the individual has controlling interest. Directors who are also employees of the Company's subsidiary banks are exempt from this requirement. The Company requires that all directors retire at the end of the term during which the director attains the age of 70.

                                                                                  Amount of Beneficial
    Name and Age as of the            Position, Principal Occupation             Ownership of Shares of
   May 2, 2000 Meeting Date       Business Experience and Directorships               Common Stock
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                               NOMINEES FOR DIRECTORS WHOSE TERMS WILL EXPIRE IN 2003
--------------------------------------------------------------------------------------------------------------
                                                                             Shares            %
--------------------------------------------------------------------------------------------------------------
James M. Cookman ........46       Director of Summit and South Branch        3,552              *
                                  Valley National Bank since 1994.
                                  President of Cookman Insurance Group,
                                  Inc.  President of Cookman Realty
                                  Group, Inc.  Secretary/Treasurer of
                                  Apex Developers, Inc.  President of
                                  BeaconNet, L.L.C.
--------------------------------------------------------------------------------------------------------------
Thomas J. Hawse, III ....55       Director of Summit and South Branch        3,100              *
                                  Valley National Bank since 1988.
                                  Serves on Summit's Audit &
                                  Compliance Committee.  President of
                                  Hawse Food Market, Inc.
--------------------------------------------------------------------------------------------------------------
Gary L. Hinkle ..........50       Director of Summit and South Branch       22,342           2.54%
                                  Valley National Bank since 1993.
                                  President of Hinkle Trucking, Inc.,
                                  Dettinburn Transport, Inc., Mt. Storm
                                  Fuel Corporation and H. T. Services,
                                  Inc.
--------------------------------------------------------------------------------------------------------------
Gerald W. Huffman .......55       Director of Summit since February,         4,996              *
                                  2000.  Director of Potomac Valley Bank
                                  since 1998.  Serves on Summit's Audit
                                  & Compliance Committee.  President of
                                  Potomac Trucking & Excavation, Inc.
                                  and Huffman Logging, Inc.
--------------------------------------------------------------------------------------------------------------
H. Charles Maddy, III ...37       Director of Summit and South Branch        2,224              *
                                  Valley National Bank since 1993.
                                  Director of Capital State Bank, Inc.
                                  since 1997.  Director of Shenandoah
                                  Valley National Bank since 1998.
                                  Director of Potomac Valley Bank since
                                  January, 2000. President and CEO of
                                  Summit since 1994.  Serves on
                                  Summit's Executive Committee.
                                  President and CEO of South Branch
                                  Valley National Bank since 1993.
--------------------------------------------------------------------------------------------------------------

                                                                                  Amount of Beneficial
    Name and Age as of the            Position, Principal Occupation             Ownership of Shares of
   May 2, 2000 Meeting Date       Business Experience and Directorships               Common Stock
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                             Shares            %
--------------------------------------------------------------------------------------------------------------
Harold K. Michael .......56    Director of Summit and South Branch           1,189             *
                               Valley National Bank since 1994.
                               Owner/Agent of H. K. Michael
                               Insurance Agency.  Member of the West
                               Virginia House of Delegates.

--------------------------------------------------------------------------------------------------------------

                                                                                  Amount of Beneficial
    Name and Age as of the            Position, Principal Occupation             Ownership of Shares of
   May 2, 2000 Meeting Date       Business Experience and Directorships               Common Stock
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

                                   DIRECTORS WHOSE TERMS EXPIRE IN 2002
--------------------------------------------------------------------------------------------------------------
                                                                             Shares            %
--------------------------------------------------------------------------------------------------------------
Frank A. Baer, III .........39     Director of Summit since March, 1998.      1,085            *
                                   Director of Capital State Bank since
                                   1995.  President of Commercial
                                   Insurance Services, an insurance
                                   brokerage.  Vice President of M & B
                                   Properties.

--------------------------------------------------------------------------------------------------------------
Patrick N. Frye ............41     Director of Summit since February,           374            *
                                   2000.  Director of Potomac Valley Bank
                                   since 1999.  Director of South Branch
                                   Valley National Bank since February,
                                   2000.  President and CEO of Potomac
                                   Valley Bank since December, 1998.
                                   CFO of Potomac Valley Bank from
                                   March, 1998 to December, 1998.  Vice
                                   President, One Valley Bank from 1988
                                   to 1998.
--------------------------------------------------------------------------------------------------------------
Duke A. McDaniel............61     Director of Summit since February,         5,313            *
                                   2000.  Director of Potomac Valley Bank
                                   since 1985.  Attorney at Law.
--------------------------------------------------------------------------------------------------------------
Ronald F. Miller ...........56     Director of Summit and Shenandoah          2,700            *
                                   Valley National Bank since 1998.
                                   President and CEO of Shenandoah
                                   Valley National Bank.  Serves on
                                   Summit's Executive Committee.
                                   President and CEO of First National
                                   Corporation and First Bank from 1983
                                   to 1998.
--------------------------------------------------------------------------------------------------------------

                                                                                  Amount of Beneficial
    Name and Age as of the            Position, Principal Occupation             Ownership of Shares of
   May 2, 2000 Meeting Date       Business Experience and Directorships               Common Stock
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                             Shares            %
--------------------------------------------------------------------------------------------------------------
George R. Ours ............68      Director of Summit and Vice Chairman      27,093              3.07%
                                   of the Board since February, 2000.
                                   Retired President of Petersburg Oil Co.
                                   Director of Potomac Valley Bank since
                                   1974 and Chairman of the Board  since
                                   1995.  Serves on Summit's Executive
                                   Committee and is Chairman of its Audit
                                   & Compliance Committee.  Retired
                                   President of Petersburg Oil Co.
--------------------------------------------------------------------------------------------------------------
Harry C. Welton ...........70      Director of the Summit since 1987.        10,136              1.15%
                                   Director of South Branch Valley
                                   National Bank since 1986.  Retired from
                                   family farming operation.

--------------------------------------------------------------------------------------------------------------

                                                                                  Amount of Beneficial
    Name and Age as of the            Position, Principal Occupation             Ownership of Shares of
   May 2, 2000 Meeting Date       Business Experience and Directorships               Common Stock
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

                                    DIRECTORS WHOSE TERMS EXPIRE IN 2001
--------------------------------------------------------------------------------------------------------------
                                                                             Shares            %
--------------------------------------------------------------------------------------------------------------
Oscar M. Bean ..............49     Director of Summit since 1987,            9,824             1.11%
                                   Chairman of the Board since 1995.
                                   Chairman of Summit's Executive
                                   Committee.  Director of South Branch
                                   Valley National Bank since 1978.
                                   Director of Potomac Valley Bank since
                                   January, 2000.  Managing Partner of
                                   Bean & Bean Attorneys.
--------------------------------------------------------------------------------------------------------------
Dewey F. Bensenhaver........53     Director of Summit since February,        3,372                *
                                   2000.  Director of Potomac Valley
                                   Bank since 1998.  Physician in private
                                   practice.  Owner of farming operation.
--------------------------------------------------------------------------------------------------------------
John W. Crites .............59     Director of Summit and of South          58,990             6.69%
                                   Branch Valley National Bank since
                                   1989.  Serves on Summit's Executive
                                   and Audit & Compliance Committees.
                                   President of Allegheny Wood Products,
                                   Inc. and a Partner in Allegheny
                                   Dimension, Llc.  Principal
                                   stockholder of KJV Aviation, Inc.
--------------------------------------------------------------------------------------------------------------
James Paul Geary...........73      Director of Summit since February,       25,104             2.85%
                                   2000.  Serves on Summit's Executive
                                   Committee.  Director of Potomac
                                   Valley Bank since 1961 and Vice
                                   Chairman of the Board Since 1995.
                                   Managing Partner of the law firm of
                                   Geary & Geary.  Sole stockholder of
                                   Landimer, Inc., a farming and real
                                   estate corporation.
--------------------------------------------------------------------------------------------------------------
Phoebe F. Heishman ........58      Director of Summit since 1987,           11,690             1.33%
                                   Secretary Since 1995.  Director of
                                   South Branch Valley National Bank
                                   since 1973.  Publisher and Editor of
                                   Moorefield Examiner.
--------------------------------------------------------------------------------------------------------------

                                                                              Amount of Beneficial
Name and Age as of the              Position, Principal Occupation           Ownership of Shares of
May 2, 2000 Meeting Date            Business Experience and Directorship           Common Stock
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                                                                 Shares         %
------------------------------------------------------------------------------------------------------------
Charles S. Piccirillo .....45      Director of Summit since 1998.  Serves         1,388        *
                                   on Summit's Executive and Audit &
                                   Compliance Committees.  Director of
                                   Capital State Bank, Inc. since 1996.
                                   Partner in the law firm of Shaffer &
                                   Shaffer.
------------------------------------------------------------------------------------------------------------

*   Indicates director owns less than 1% of the Company's Common Stock.

--------------------------------------------------------------------------------
               ITEM 2 -- AMENDMENT TO ARTICLES OF INCORPORATION
--------------------------------------------------------------------------------

Description of Proposed Amendment

     The Company's Board of Directors, at a meeting held on February 25, 2000, unanimously adopted resolutions approving and recommending to the Stockholders for their adoption an Amendment to the Articles of Incorporation ("Articles") of the Company. This Amendment provides that Article IV of the Company be amended and in order to increase the number of authorized shares of the Company from 2,000,000 shares of common stock at a par value of $2.50 each to 5,000,000 shares of authorized common stock with a par value of $2.50 each. Specifically,
Article IV of the Articles, which now reads as follows:

     "IV. The amount of total authorized capital stock of said Corporation shall be Five Million Dollars ($5,000,000) which shall be divided into Two Million (2,000,000) shares of common stock with the par value of $2.50."

would be amended to read as follows:

     "IV. The amount of total authorized capital stock of said Corporation shall be Twelve Million Five Hundred Thousand Dollars ($12, 500,000) which shall be divided into Five Million (5,000,000) shares of common stock with the par value of $2.50."

     The proposed increase in the authorized common stock has been recommended by the Board of Directors to assure that an adequate supply of authorized, unissued shares is available for general corporate needs, such as future stock dividends or stock splits, acquisitions, a dividend reinvestment plan and for other general corporate purposes, without the expense and delay incidental to obtaining shareholder approval of an amendment to the Articles increasing the number of authorized shares at the time of such action.

     If the proposed amendment is approved by the shareholders, the additional shares of common stock so authorized could be issued, in the discretion of the Board, for any proper corporate purpose, without further action by the shareholders other than as may be required by applicable law. Existing shareholders do not have preemptive rights with respect to future issuances of common stock by the Company and their interest in the Company could be diluted by such issuance with respect to any of the following: earnings per share, voting, liquidation right and book and market value. Accordingly, the Board of Directors will, in the exercise of their fiduciary duties to the shareholders, weigh all the factors carefully, together with the needs and prospects of the Company, before committing to the issuance of further shares not requiring shareholder approval.

     The increase of the authorized shares, if approved will take effect on the date the Amended Articles of Incorporation are filed with the Secretary of State of West Virginia.

Vote Required For Adoption of The Proposed Amendment

     Under West Virginia law, any amendment to the Articles of Incorporation requires the approval of a majority of the holders of the outstanding stock of the Corporation entitled to vote at the Annual Meeting.

     The Company's Board of Directors unanimously recommends that the stockholders vote FOR adoption of the amendment to the Articles discussed above.

-------------------------------------------------------------------------------
                        ITEM 3 -- APPROVAL OF AUDITORS
-------------------------------------------------------------------------------

     The Board of Directors has appointed Arnett & Foster, PLLC to serve as our independent auditors for 2000, subject to the approval of our shareholders.

     Representatives of Arnett & Foster, PLLC will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.

     The affirmative vote of a majority of votes cast on this proposal is required for the approval of this proposal.

     The Board of Directors recommends a vote FOR the approval of Arnett & Foster, PLLC as our independent auditors for the year 2000.

--------------------------------------------------------------------------------
                               EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

The Executive Officers of Summit as of March 16, 2000, are as follows:

Name                               Age       Position and Background
H. Charles Maddy, III (1)          36        President and Chief Executive Officer of Summit since 1994; President and Chief
                                             Executive Officer of South Branch Valley National Bank since 1993.

Ronald F. Miller                   56        President and Chief Executive Officer of Shenandoah Valley National Bank since 1998.
                                             President and Chief Executive Officer of First National Corporation and First Bank,
                                             1983 - 1998.

C. David Robertson (1)             56        President and Chief Executive Officer of Capital State Bank, Inc. since February, 1999.
                                             Vice President of Huntington National Bank, 1993 - 1998.

Patrick N. Frye  (1)               41        President and Chief Executive Officer of Potomac Valley Bank since December, 1998.
                                             Chief Financial Officer of Potomac Valley Bank, March, 1998 to December, 1998. Vice
                                             President, One Valley Bank, 1988 - 1998.

Robert S. Tissue                   36        Vice President and Chief Financial Officer of Summit since 1998; Vice President and
                                             Chief Financial Officer of Mountain International Trucks, Inc., 1996 - 1998; Manager,
                                             Arnett & Foster, PLLC, 1991 - 1996.

Scott C. Jennings                  38        Vice President and Director of Technology & Loan Administration of Summit since 1999;
                                             Vice President of Loan Administration for South Branch Valley National Bank, 1995 -
                                             1998.

__________________________

(1)- The beneficial ownership of shares of Summit's common stock of each Named Executive Officer as of March 8, 2000 is as follows: Mr. Maddy - 2,224 shares; Mr. Robertson - 700 shares; and Mr. Frye - 374 shares.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Cash Compensation

     The table below sets forth the cash compensation of the Company's Named Executive Officers who earned $100,000 or more in salary and bonus for the years ended December 31, 1999, 1998, and 1997.

-----------------------------------------------------------------------------------------
                                SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------
                                                                    Long Term
                                                                    Compensation
                                        Annual Compensation         Awards
                                   ------------------------------------------------
Name
and                                                     Other Annual     Securities  All Other
Principal                                                  Compen-       Underlying  Compen-
Position                      Year  Salary      Bonus      sation (1)      Options   sation (2)
-------------------------------------------------------------------------------------------------
H. Charles Maddy, III
President & Chief
Executive Officer -           1999    $150,000  $41,814   $       -          3,000    $27,513
Summit and South Branch       1998    $104,379  $39,397   $       -              -    $21,209
Valley National Bank          1997    $ 89,313  $32,808   $       -              -    $20,521

C. David Robertson
President & Chief             1999    $105,000  $ 1,500   $       -              -    $ 1,700
Executive Officer -           1998    $      -  $     -   $       -              -    $     -
Capital State Bank, Inc.      1997    $      -  $     -   $       -              -    $     -

Patrick N. Frye
President & Chief             1999    $ 93,942  $14,750   $       -              -    $ 2,700
Executive Officer -           1998    $ 63,462  $     -   $       -              -    $     -
Potomac Valley Bank           1997    $      -  $     -   $       -              -    $     -
-------------------------------------------------------------------------------------------------

(1) None of the Named Executive Officers received perquisites or other personal benefits, securities or property during 1999 which, in the aggregate cost the Company an amount that equaled or exceeded the lesser of $50,000 or 10% of the Named Executive Officer's salary and bonus earned during the year.

(2) Amount for 1999 includes payments made to the Company's 401(k) Profit Sharing Plan and ESOP on behalf of Mr. Maddy ($15,750). The 1999 amount also includes fees paid to Mr. Maddy ($7,300), Mr. Robertson ($1,700) and Mr. Frye ($2,700) as members of the Company's subsidiary banks' Boards of Directors. Finally, the amount shown includes the 1999 amount accrued for the benefit of Mr. Maddy ($4,120) in connection with the Company's Executive Supplemental Retirement Plan and the value ($343) of Mr. Maddy's split dollar life insurance benefit included in the Plan.

 Change of Control Agreements

     Effective January 26, 1996, the Agreement with H. Charles Maddy, III, its President and Chief Executive Officer. In addition, Ronald F. Miller, C. David Robertson and Patrick N. Frye have Employment Agreements with the Company which have change in control provisions. Messrs. Miller, Robertson and Frye's respective Employment Agreements and Mr. Maddy's Change in Control Agreement are referred to as the "Agreements". The Board of Directors determined that such arrangements were appropriate, especially in view of the recent entry of large regional bank holding companies into West Virginia. The Agreements were not undertaken in the belief that a change of control of the Company was imminent.

     Generally, the Agreements provide severance compensation to Mr. Maddy and Messrs. Miller, Robertson and Frye, if their employment should end under certain specified conditions after a change of control. Compensation is paid upon an involuntary termination following a change of control unless either executive is terminated for cause. In addition, compensation will be paid after a change of control if any of these persons voluntarily terminates employment because of:

 .    a decrease in the total amount of the executive's base salary below the level in effect on the date of consummation of the change of control, without the executive's consent;

 .    a material reduction in the importance of the executive's job responsibilities without his consent;

 .    geographical relocation of the executive without his consent, to an office more than twenty (20) miles from his location at the time of a change of control;

 . failure by the Company to obtain assumption of the contract by its successor;

 .    failure of the Company to give notice of termination as required in the
     Agreement; or

 .    any removal of the executive from, or failure to reelect the executive to, any position with the Company or Bank that he held immediately prior to the change in control without his prior written consent (except for good cause, death, disability or retirement).

     Under the Agreement, a "change of control" is deemed to occur in the event of

 .    a change of ownership of the Company which must be reported to the
     Securities and Exchange Commission as a change of control, including but not limited to the acquisition by any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934 (the "Exchange Act") of direct or indirect"beneficial ownership" (as defined by Rule 13d-3 under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities, or

 . the failure during any period of three (3) consecutive years of individuals who at the beginning of such period constitute the Board for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (2/3) of the directors at the beginning of the period, or

 .    the consummation of a "Business Combination" as defined in the Company's
     Articles of Incorporation.

     In the case of Mr. Maddy, severance benefits include:

 .    cash payment equal to Mr. Maddy's monthly base salary in effect on either
     (i) the date of termination; or (ii) the date immediately preceding the change of control, whichever is higher, multiplied by the number of full months between the date of termination and the date that is twenty-four
     (24) months after the date of consummation of the change of control;

 .    payment of cash incentive award, if any, under the Company's bonus plan;
     continuing participation in employee benefit plans and programs such as retirement, disability and medical insurance for a period of twenty-four
     (24) months following the date of termination.

     Under their agreements, both Mr. Maddy and Mr. Frye have the right to terminate their employment without reason by giving written notice of termination within six (6) months of consummation of any change of control. In such event, Mr. Maddy and Mr. Frye will be entitled to receive a lump sum equal to 75% of his salary, as defined in the Agreement.

     In the case of Messrs. Miller, Frye and Robertson severance benefits include:

 . cash payment equal to their monthly base salary in effect on either (i) the date of termination; or (ii) the date immediately preceding the change of control, whichever is higher, multiplied by the number of full months between the date of termination and the date that is eighteen (18) months after the date of consummation of the change of control;

 . payment of cash incentive award, if any, under the Company's bonus plan;
  continuing participation in employee benefit plans and programs such as retirement, disability and medical insurance for a period of eighteen (18) months following the date of termination.

     The Agreements do not effect the right of the Company to terminate Mr. Maddy or Messrs. Miller, Frye or Robertson or change their salary or benefits with or without good cause, prior to any change of control. However, any termination or change which takes place after discussions have commenced which result in a change of control will be presumed to be a violation of the Agreements and will entitle the executive to the benefits under the Agreements, absent clear and convincing evidence to the contrary.

Summit Financial Group, Inc. Plans

     401(k) Profit Sharing Plan. The Company has a defined contribution profit-sharing plan with 401(k) provisions covering substantially all employees. Any employee who is at least 21 years of age, completed one year of service, and is employed in a position requiring at least 1,000 hours of service per year is eligible to participate. Vesting of discretionary contributions occurs at the rate of 0% for the first year of eligibility, and 20% per year thereafter. Under the provisions of the plan, the Company matches 25% of the participant's salary reduction contributions, up to 4% of such participant's compensation. These matching contributions shall be fully vested at all times. The Company may also make optional contributions at the discretion of the Company's Board of Directors.

     ESOP. The Company has an Employee Stock Ownership Plan (ESOP) covering substantially all employees. Any employee who is at least 21 years of age and is credited with at least 1,000 hours of service during the plan year is eligible to participate. Vesting occurs at the rate of 0% for the first year of credited service and 20% for each year thereafter. Under the provisions of the plan, employee participants in the ESOP are not permitted to contribute to the plan, rather the cost of the ESOP is borne by the Company through annual contributions in amounts determined by the Company's Board of Directors.

     Executive Supplemental Retirement Plan. In an effort to attract, reward, motivate and retain the most qualified people available, and to provide those people with a complete and reasonable compensation package, South Branch Valley National Bank has implemented an executive retirement plan with an endorsement split dollar life insurance plan for the benefit of certain executives of the Bank.

     The Plan is called the Executive Supplemental Retirement Plan and was designed to provide an annual retirement benefit that will grow on a tax-deferred basis. These benefits, when added to the retirement benefits that will be provided by the Bank's defined contribution plan and social security, will provide each executive with benefit levels comparable to other Bank employees when measured as a percentage of salary at the time of retirement.

     The Executive Supplemental Retirement Plan is also designed to provide these benefits with the least risk to the Bank's safety and soundness and at the least possible cost. A portion of the benefits is determined by an indexed formula. The index used in this plan to calculate the amount of the retirement benefit is the earnings on a specific life insurance policy. The Bank retains the opportunity costs on the premiums paid. Any earnings in excess of the opportunity costs are accrued to a liability reserve account for the benefit of the executive. At retirement, this liability reserve account is paid out over a specified period of years. In addition, the annual earnings in excess of the opportunity costs are paid out annually after retirement. These payments will continue for the life of the executive.

     The Bank's obligations under the retirement benefit portion of this plan are unfunded; however, the Bank has purchased life insurance policies on each insurable executive that are actuarially designed to offset the annual expenses associated with the plan and will, given reasonable actuarial assumptions, offset all of the plan's costs during the life of the executive and provide a complete recovery of all plan costs at the executive's death. The Bank is the sole owner of all policies.

     The life insurance benefit for each insurable officer is being provided by an Endorsement Split Dollar Plan whereby the Bank endorses a specified percentage of the net-at-risk life insurance portion of a policy (total death benefit less cash value of policy) on the life of each officer for payment to the designated beneficiary of that officer. The Bank owns the policy and its entire surrender value.

     Incentive Compensation Program. In 1990, South Branch Valley National Bank adopted an incentive compensation program for its key employees. Bonuses are awarded to key employees based on a prescribed formula using the Bank's return on equity as a base.

     Officer Stock Option Plan. At our 1998 Annual Meeting, our shareholders approved an Officer Stock Option Plan. Under the plan, the Company may award options for up to 120,000 shares of the Company's stock to qualified officers of the Company and its subsidiaries. Each option granted under the plan shall have a term of no more than 10 years and an exercise price of no less than the fair market value of Company's common stock as of the date of grant. Options granted under the plan vest according to a schedule designated at the grant date.

--------------------------------------------------------------------------------
                             OPTION GRANTS IN 1999
--------------------------------------------------------------------------------

     This table shows all options to purchase our common stock granted to each applicable Named Executive Officer in 1999.


                                                             Stock Option Grants in Last Fiscal Year
                                   ------------------------------------------------------------------------------------------------

                                      Number of                 Percent of
                                     Securities                Total Options
                                     Underlying                 Granted to                Exercise or
                                       Options                 Employees in               Base Price                Expiration
          Name                      Granted (#)(1)              Fiscal Year                ($/Sh)(2)                   Date
------------------------------------------------------------------------------------------------------------------------------------
H. Charles Maddy, III                     3,000                        40.0%                 $41.65                   2/26/2009
------------------------------------------------------------------------------------------------------------------------------------

(1) Option grants for Mr. Maddy in 1999 consisted of grants that are exercisable over ten (10) years, and vest at a rate of 20% per year on each anniversary date beginning on February 26, 2000.
(2) The exercise price for all stock option grants shown in this column is the average of the closing prices reported on the last five (5) business days prior to the date on which the common stock traded.

--------------------------------------------------------------------------------
                STOCK OPTION EXERCISES AND YEAR-END VALUE TABLE
--------------------------------------------------------------------------------

     The following table sets forth certain information regarding individual exercises of stock options during 1999 by each applicable Named Executive Officer.

-------------------------------------------------------------------------------------------------------------
                          Aggregate Stock Option Exercises in Last Fiscal Year and FY-End Stock Option Values
                       --------------------------------------------------------------------------------------
                                                                                      Value of Unexercised
                             Shares         Value       Number of Unexercised      In-the-Money Stock Options
                          Acquired on      Realized   Stock Options at FY-End #          at FY-End ($)
         Name             Exercise (#)       ($)      -------------------------------------------------------
                                                      Exercisable/Unexercisable    Exercisable/Unexercisable
-------------------------------------------------------------------------------------------------------------
H. Charles Maddy, III          0              0                 0/3000                        $0/$0
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               REQUIREMENTS, INCLUDING DEADLINE, FOR SUBMISSION
                OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND
                        OTHER BUSINESS OF SHAREHOLDERS
--------------------------------------------------------------------------------


     Under our Articles of Incorporation, certain procedures are provided which a shareholder must follow to nominate persons for election as Directors. These procedures provide that nominations for Director nominees at an annual meeting of shareholders must be submitted in writing to the President of the Company at 310 North Main Street, Moorefield, West Virginia 26836. The nomination must be received no later than:

 .    thirty (30) days in advance of an annual meeting if at least thirty (30)
     days prior notice is provided; of

 .    five (5) days following the day on which the notice of meeting is mailed if less than thirty (30) days notice is given.

          For any other annual or special meeting, the nomination or item of business must be received by the tenth day following the date of public disclosure of the date of meeting.

          The nomination must contain the following information about the nominee and notifying shareholder:

 .    name of the nominee;

 .    age of the nominee;

 .    address of the nominee;

 .    principal occupation or employment of the nominee;

 .    the number of shares of common stock held by the notifying shareholder; and

 .    the address of the notifying shareholder.

          The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

          The chairman of the meeting may refuse to allow the transaction of any business not presented before hand, or to acknowledge the nomination of any person not made, in compliance with the foregoing procedures.

          Under the rules of the SEC, shareholder proposals intended to be presented at the Company's 2001 Annual Meeting of Shareholders must be received by us, Attention: Secretary, at our principal executive offices by December 31, 2000 for inclusion in the proxy statement and form of proxy relating to that meeting.

Stock Transfers

          Current market quotations for the common stock of Summit Financial Group, Inc. are available on the OTC Bulletin Board under the symbol "SMMF".

--------------------------------------------------------------------------------
                                 ANNUAL REPORT
--------------------------------------------------------------------------------

     The annual report of the Company for the year ended December 31, 1999 is being mailed concurrently with this Proxy Statement. The financial statements and other information to be delivered with this Proxy Statement constitute the annual disclosure statement as required by 12 C.F.R. 18.

--------------------------------------------------------------------------------
                                  FORM 10-KSB
--------------------------------------------------------------------------------

     The company will furnish without charge to each person whose proxy is being solicited, upon the request of any such person, a copy of the company's annual report on Form 10-KSB For 1999. Requests for copies of such report should be directed to Julie R. Cook, Director of Accounting , Summit Financial Group, Inc., P. O. Box 680, Moorefield, West Virginia 26836, or e-mail julie77@hardynet.com.

     Whether or not you plan to attend the Meeting, please mark, sign, date and promptly return the enclosed proxy in the enclosed envelope. No postage is required for mailing in the United States.

                                              By Order of the Board of Directors

                                                                   April 5, 2000

                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                        OF SUMMIT FINANCIAL GROUP, INC.
                                on May 2, 2000

The undersigned hereby appoints Russell F. Ratliff, Jr. and Carol A. Riggleman or either of them with full power to act alone as attorneys and proxies to vote all the shares of the common stock of Summit Financial Group, Inc. held or owned by the undersigned at the Annual Meeting of Shareholders on May 2, 2000 and at any adjournments thereof, as follows:

1. Election of Directors to serve a three year term until the 2003 annual meeting or until their successors are elected and qualified:

    [  ] FOR ALL NOMINEES LISTED BELOW                [  ] WITHHOLD AUTHORITY

         EXCEPT AS MARKED TO THE CONTRARY BELOW            TO VOTE FOR ALL
                                                           NOMINEES LISTED BELOW

    (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below).

    James M. Cookman           Gary L. Hinkle           H. Charles Maddy, III
    Thomas J. Hawse, III       Gerald W. Huffman        Harold K. Michael

2. To approve an Amendment to the Articles of Incorporation increasing the Company's authorized shares from 2,000,000 shares of common stock with a par value of $2.50 to 5,000,000 shares of common stock with a par value of $2.50.

    [  ] FOR                    [  ] AGAINST                  [  ] ABSTAIN


3. Ratification of the selection of Arnett & Foster, PLLC as the Company's independent auditors for the fiscal year ending December 31, 2000.

    [  ] FOR                    [  ] AGAINST                  [  ] ABSTAIN


4. In their discretion, upon any other business which may properly come before the meeting or any adjournment thereof.

    [  ] FOR                    [  ] AGAINST                  [  ] ABSTAIN

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4.

This proxy confers on the proxy holder the power of cumulative voting and the power to vote cumulatively for less than all of the nominees listed in Item 1. If any other business is presented at said meeting, this proxy shall be voted in accordance with the recommendations of the board of directors. This proxy may be revoked at any time prior to its exercise in accordance with the procedure set forth in the proxy materials.


                                        Dated _____________________, 2000




                                        Shareholders should sign exactly as name appears on the label. Any person signing in fiduciary capacity should please enclose proof of his appointment unless such proof has already been furnished. All joint owners must sign.